                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A
                             (Amendment No.  2)

                               CURRENT REPORT

                    Pursuant to section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 17, 1998
                                                 -------------------


                               Fonix Corporation
---------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



                                   Delaware
---------------------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)


         0-23862                                   22-2994719
---------------------------          ------------------------------------
  (Commission file number)             (I.R.S. Employer Identification No.)



   1225 Eagle Gate Tower, 60 East South Temple Street
   Salt Lake City, Utah                                        84111
 --------------------------------------------------------------------------
  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (801) 328-8700



                                Not Applicable
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        (Former name or former address, if changed since last report)

                            EXPLANATORY NOTE

         On September 17, 1998, Fonix Corporation, a Delaware corporation (the "Company" or "Fonix"), filed a Current Report on Form 8-K dated as of September 2, 1998, and pertaining to the Merger of Articulate Systems, Inc., a Delaware corporation with and into ASI Acquisition Corporation, a wholly-owned subsidiary of the Company. On November 16, 1998, the Company filed Amendment No. 1 to the Current Report to submit the audited and unaudited financial statements of Articulate Systems, Inc., and certain pro forma financial information required by Item 7 of Form 8-K. This Amendment No. 2 is filed to provide revised pro forma financial information and related notes to reflect the revised valuation of purchased in-process research and development. Because the audited and unaudited financial statements filed with Amendment No. 1 did not change, the Company is not refiling the audited or unaudited financial statements.

Item 7. Financial Statements and Exhibits.                                 Page
                                                                         -------
(b)  Pro Forma Financial Information.

        Unaudited Pro Forma Condensed Consolidating
        Statements of Operations For the Year Ended
        December 31, 1997...................................................P-1

        Unaudited Pro Forma Condensed Consolidating
        Statements of Operations for the Nine Months Ended
        September 30, 1998..................................................P-2

        Notes to Unaudited Pro Forma Condensed Consolidating
        Statements of Operations............................................P-3

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            Fonix Corporation



                                            By:
                                               ---------------------------------
                                               Douglas L. Rex
                                               Chief Financial Officer

Date:    June 18, 1999

                         Fonix Corporation and Subsidiaries
                            [A Development Stage Company]
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1997


                                                                     Articulate           Pro Forma
                                                   Fonix            Systems, Inc.        Adjustments            Consolidated
                                                Corporation           (Note 1)            (Note 2)               Pro Forma
                                            ------------------  --------------------  -----------------      ------------------

Revenues                                     $              -   $          920,829    $              -       $         920,829
Cost of revenues                                            -              110,102                   -                 110,102
                                            ------------------  -------------------   -----------------      ------------------

      Gross profit                                          -              810,727                   -                 810,727
                                            ------------------  -------------------   -----------------      ------------------

Expenses:
      Product development and research              7,066,294            1,315,799                   -               8,382,093
      Selling, general and administrative          12,947,112            2,368,987           2,486,625   (a)        17,802,724
                                            ------------------  -------------------   -----------------      ------------------
           Total expenses                          20,013,406            3,684,786           2,486,625              26,184,817
                                            ------------------  -------------------   -----------------      ------------------

Loss from operations                              (20,013,406)          (2,874,059)         (2,486,625)            (25,374,090)
                                            ------------------  -------------------   -----------------      ------------------

Other income (expense):
      Interest income                               1,199,610                7,082                   -               1,206,692
      Interest expense                             (2,758,288)             (83,809)           (403,524)  (b)        (3,245,621)
                                            ------------------  -------------------   -----------------      ------------------
           Total other expense, net                (1,558,678)             (76,727)           (403,524)             (2,038,929)
                                            ------------------  -------------------   -----------------      ------------------

Net loss before extraordinary items               (21,572,084)          (2,950,786)         (2,890,149)            (27,413,019)

Dividends on preferred stock                        2,721,991                    -           1,176,712   (e)         3,898,703
                                            ------------------  -------------------   -----------------      ------------------

Net loss attributable to common stock-
     holders before extraordinary items           (24,294,075)          (2,950,786)         (4,066,861)            (31,311,722)
                                            ==================  ===================   =================      ==================

Basic and diluted net loss per common
     share                                  $           (0.57)                                               $           (0.66)
                                            ==================                                               ==================

Weighted average common shares
     outstanding                                   42,320,188                                5,140,751   (c)       47,460,939
                                            ==================                        =================      ==================

                      Fonix Corporation and Subsidiaries
                         [A Development Stage Company]
          UNAUDITED    PRO   FORMA   CONDENSED   CONSOLIDATING
                         STATEMENTS OF  OPERATIONS
                 For the Nine Months Ended September 30, 1998

                                                                           Articulate      Pro Forma
                                                            Fonix         Systems, Inc.   Adjustments          Consolidated
                                                         Corporation       (Note 1)         (Note 2)             Pro Forma
                                                       ---------------  ---------------  --------------       ---------------

Revenues                                               $    2,671,302   $      723,040   $           -        $    3,394,342
Cost of revenues                                               57,353           99,020               -               156,373
                                                       ---------------  ---------------  --------------       ---------------

     Gross profit
                                                            2,613,949          624,020               -             3,237,969

Expenses:
     Purchased in-process research and development         13,136,000                -      (3,821,000)  (d)       9,315,000
     Product development and research                      10,080,895        1,077,326               -            11,158,221
     Selling, general and administrative                    8,360,964        1,381,017       1,657,750   (a)      11,399,731
                                                       ---------------  ---------------  --------------       ---------------

          Total expenses                                   31,577,859        2,458,343      (2,163,250)           31,872,952
                                                       ---------------  ---------------  --------------       ---------------

Loss from operations                                      (28,963,910)      (1,834,323)      2,163,250           (28,634,983)
                                                       ---------------  ---------------  --------------       ---------------

Other income (expense):
     Interest income                                          856,408            3,630               -               860,038
     Interest expense                                        (973,537)        (176,276)       (269,016)  (b)      (1,418,829)
     Settlement of common stock reset provision            (6,111,577)               -               -            (6,111,577)
                                                       ---------------  ---------------  --------------       ---------------

          Total other expense, net                         (6,228,706)        (172,646)       (269,016)           (6,670,368)
                                                       ---------------  ---------------  --------------       ---------------

Net loss                                                  (35,192,616)      (2,006,969)      1,894,234           (35,305,351)

Preferred stock dividends                                    2,758,550                -         867,385   (e)       3,625,935
                                                       ---------------  ---------------  --------------       ---------------

Net loss attributable to common stockholders           $  (37,951,166)  $   (2,006,969)  $   1,026,849        $  (38,931,286)
                                                       ===============  ===============  ==============       ===============

Basic and diluted net loss per common share            $        (0.75)                                    $            (0.71)
                                                       ===============                                        ===============

Weighted average common shares outstanding                 50,385,468                        4,613,494   (c)      54,998,962
                                                       ===============                   ==============       ===============

                     Fonix Corporation and Subsidiaries
                        [A Development Stage Company]
            NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING
                          STATEMENTS OF OPERATIONS
Note 1.  Basis of Presentation

The Company created a wholly owned subsidiary for the purpose of acquiring Articulate Systems, Inc. ("ASI"), a Massachusetts corporation, in September 1998. After the acquisition, the subsidiary changed its name to fonix/Articulate Systems, Inc. ("fonix/Articulate"). fonix/Articulate is a provider of sophisticated voice recognition products to specialized segments of the health care industry. The merger was closed on September 2, 1998, in connection with which the Company exchanged 5,140,751 shares of restricted common stock (having a market value of $8,353,720 on that date), cash payment of $7,787,249 and 8.5 percent demand notes in the aggregate amount of $4,747,339 for all of the then outstanding common shares of ASI. Additionally, the Company issued 98,132 stock options in exchange for all of ASI's stock options outstanding on the date of acquisition at an exchange rate based on the relative fair values of the companies' common stocks. The estimated fair value of the options was $130,000 using the Black-Scholes option pricing method. The ASI acquisition was accounted for as a purchase. The results of operations of fonix/Articulate have been included in the historical results of operations of fonix from September 2, 1998, the date of the acquisition.

The excess of the purchase price over the estimated fair market value of the acquired tangible net assets of ASI was $23,714,256, of which $13,945,000 was capitalized as purchased core technology, $5,948,256 was capitalized as goodwill and $3,821,000 was expensed as purchased in-process research and development.

The accompanying unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the nine months ended September 30, 1998, present the results of operations of the Company as if the acquisition of ASI had occurred on January 1, 1997. The pro forma results have been prepared for illustrative purposes only and do not purport to be indicative of the results which would have occurred had the acquisition been effected on January 1, 1997, nor are they indicative of actual or future operating results. These unaudited pro forma condensed consolidated statements of operations should be read in conjunction with the condensed consolidated financial statements and the notes thereto included in the Company's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 1998 and the historical financial statements of ASI and the notes thereto included elsewhere in this report on Form 8-K/A.

Note 2.  Pro Forma Adjustments

         (a) Amortization of $13,945,000 in purchased core technology and $5,948,256 in goodwill, which are being amortized on a straight-line basis over eight years.

         (b)      Interest   on   8.5   percent   demand  notes  issued  to  ASI
                  shareholders for 1997 and from January 1, 1998, through the date of acquisition.

         (c) Issuance of 5,140,751 shares of restricted common stock in connection with the acquisition. The change in the weighted average number of common shares outstanding for the nine months ended September 30, 1998 is the incremental increase for the period through the date of acquisition.

         (d) Purchased in-process research and development in the amount of $3,821,000 was expensed at the date of the acquisition. This expense is a non recurring charge directly attributable to the acquisition and is therefore eliminated from the pro forma condensed consolidating statement of operations for the nine months ended September 30, 1998.

         (e) Dividends and beneficial conversion features related to the issuance of Series D 4% Convertible Preferred Stock which were used to fund the cash portion of the purchase price of ASI.